UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 2, 2004


                         TEXAS INSTRUMENTS INCORPORATED
               (Exact name of registrant as specified in charter)


          DELAWARE                   001-03761               750289970
(State or other jurisdiction  (Commission file number)   (I.R.S. employer
     of incorporation)                                  identification no.)


                               12500 TI BOULEVARD
                                 P.O. BOX 660199
                            DALLAS, TEXAS 75266-0199
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (972) 995-3773

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(4c))

ITEM 1.01. Entry into a Material Definitive Agreement.

Effective December 2, 2004, the compensation for the Registrant's Board of Directors will be as set forth on Exhibit 10(i) hereto.

ITEM 9.01. Exhibits

Designation of
Exhibit in
this Report        Description of Exhibit
------------       ----------------------

    10(i) Attached hereto as Exhibit 10(i) and incorporated herein by reference is a summary, effective December 2, 2004, of the compensation for the Registrant's Board of Directors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TEXAS INSTRUMENTS INCORPORATED



Date:  December 3, 2004                 By: /s/ JOSEPH F. HUBACH
                                            ---------------------
                                            Joseph F. Hubach
                                            Senior Vice President,
                                            Secretary and
                                            General Counsel

                                                                   Exhibit 10(i)
                                                                   -------------

                          COMPENSATION OF BOARD MEMBERS
                          -----------------------------


The Board, upon recommendation from the Governance and Stockholder Relations Committee, will establish appropriate compensation for Board members from time to time. Until a change appears appropriate, members of the Board of Directors of Texas Instruments Incorporated who are not officers of TI will receive an annual retainer of $70,000; the Chair of the Audit Committee will receive an additional annual retainer of $10,000, the Chair of the Compensation Committee will receive an additional annual retainer of $5,000 and the Chair of the Governance and Stockholder Relations Committee will receive an additional annual retainer of $5,000.

From time to time, the Chairman of the Board may designate additional activities for Board members. In the event designated activities are undertaken by a Board member, compensation will be $1,000 per day, prorated based on time actually spent on such activities.

Under the Texas Instruments 2003 Director Compensation Plan, new members of the Board who are not officers of TI will be awarded 2,000 restricted stock units, each representing one share of Company common stock. The restricted stock units will provide for issuance of Company common stock at the time of retirement from the Board or upon earlier termination of service from the Board after completing eight years of service or because of death or disability. Also, each member of the Board who is not an officer of TI will be annually granted a 10-year option to purchase 15,000 shares of TI common stock.